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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): December 19, 2005


                          WAKE FOREST BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

       UNITED STATES OF AMERICA                        000-25999                               56-2131079
   (State or other jurisdiction of                  (Commission File                  (IRS Employer Identification
            incorporation) Number) No.)
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                             302 SOUTH BROOKS STREET
                              WAKE FOREST, NC 27587
               (Address of principal executive offices) (Zip Code)

                                 (919) 556-5146
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 19, 2005, the Board of Directors of Wake Forest Federal
Savings & Loan Association (the "Board") amended and restated the Retirement
Plan for Board Members of Wake Forest Federal Savings & Loan Association in order to comply with section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service published thereunder (collectively, "Section 409A"). Section 409A requires certain IRS restrictions on payment timing to participants under this plan and the circumstances under which elections to receive distributions of accrued compensation may be made. This plan as amended and restated to conform to the requirements of Section 409A is attached hereto as Exhibit 10.7.

         The Retirement Plan for Board Members (the "Plan"), which provides benefits to each eligible director commencing on his or her termination of Board service at or after age 65. Each director who serves or has agreed to serve as a director automatically becomes a participant in the Plan. An eligible director retiring at or after age 65 will be paid an annual retirement benefit equal to the lesser of the amount of the aggregate compensation for services as a director (excluding stock compensation) paid to him or her for the 12-month period immediately prior to his or her termination of Board service or $5,000, multiplied by a fraction, the numerator of which is the number of his or her years of service as a director (including service as a director or trustee of any predecessor) and the denominator of which is 10. An individual who terminates Board service after having served as a director for 10 years may elect to begin collecting benefits under the Plan at or after attainment of age
50, but the annual retirement benefits payable to him or her will be reduced pursuant to the Plan's early retirement reduction formula to reflect the commencement of benefit payments prior to age 65. Benefits are usually paid in an immediate lump sum distribution but may be paid for a fixed period of 10 years based upon participant elections (subject to the requirements and restrictions of Section 409A). Upon a change in control, participants will receive an immediate lump sum distribution of their benefit.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        WAKE FOREST BANCSHARES, INC.


                                        By: s/sRobert C. White
                                            ------------------
                                        Name:  Robert C. White
                                        Title: President and Chief Executive
                                               Officer
Date: December 22, 2005

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                                  EXHIBIT INDEX

     EXHIBIT NO.                                    DESCRIPTION
     -----------                                    -----------
        10.7          Amended and Restated Retirement Plan for Board Members of
                      Wake Forest Federal Savings & Loan Association.